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                                                                    EXHIBIT 1.01


                            DEALER MANAGER AGREEMENT

                                                                 August __, 1997

HOEFER & ARNETT INCORPORATED
353 Sacramento Street, 10th Floor
San Francisco, CA 94111

Ladies and Gentlemen:

         AeroCentury Corp., a Delaware corporation (the "Company"), proposes to issue (the "Offer") an aggregate of up to _____________ shares of common stock, par value $0.001 per share, of the Company ("Common Stock"), to the investors in JetFleet Aircraft, L.P. and JetFleet Aircraft II, L.P. listed on Schedule I of this Agreement (collectively, "Partnerships" and individually, "Partnership"), in connection with the proposed merger of the Partnerships with and into the Company. The aggregate shares of Common Stock to be issued in connection with the Offer are collectively referred to herein as the "Shares." CMA Capital Group, Inc., Richard D. Koehler and Neal D. Crispin, are the general partners of each of the Partnerships (collectively, the "General Partner"). JetFleet Management Corp. (the "Sponsor") is the founder and sole shareholder of the Company. The limited partners (and their permitted assigns) and the general partners of the Partnerships are collectively referred to herein as the "Partners." The Offer will be made upon the terms and subject to the conditions set forth in the Prospectus/Consent Solicitation Statement and Supplements (as defined in Section 1 hereof) and the consent card to be distributed therewith (the "Consent Card").

         If all conditions to the merger of the Partnerships into the Company (as set forth in the Prospectus/Consent Solicitation Statement) are either satisfied or waived, then the Offer will be effected with such Partnerships by merging such Partnerships with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in Merger Agreement dated of even date herewith by and among each of the Partnerships that duly accepts the Offer with the Company (the "Participating Partnerships") and the Company (such agreement, as the same may be amended, is referred to herein as the "Merger Agreement"). The Offer and the Merger, including, without limitation, the solicitation of consents in connection therewith (the "Consents"), are herein collectively referred to as the "Consolidation." This Agreement and the Merger Agreement are collectively referred to herein as the "Operative Agreements."

         The following sets forth the agreement among the General Partner, Partnerships, the Sponsor, the Company and you as Dealer Manager.

         1. PROSPECTUS/CONSENT SOLICITATION STATEMENT AND REGISTRATION STATEMENT. The Company, with the assistance of the Sponsor, has prepared and filed with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (No. 333-24743) for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Shares to be issued in connection with the Merger in the manner described in the Prospectus/Consent Solicitation Statement. The Company has filed with the Commission such amendments thereto, if any, as have been required to the date hereof. Such registration statement

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(as amended) at the time it becomes effective is hereinafter called the
"Registration Statement," except that if the Company files a post-effective amendment to the Registration Statement, then the term "Registration Statement" shall, from and after the declaration of the effectiveness of such post-effective amendment thereto, refer to the Registration Statement as amended by such post-effective amendment. The Registration Statement includes a prospectus/consent solicitation statement and prospectus/consent solicitation statement supplements, relating to each of the Partnerships, which prospectus/consent solicitation statement, together with the relevant supplement, serves as the prospectus and consent solicitation statement for each of the Partnerships, and has been prepared and filed by the Company on behalf of each of the Partnerships pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Securities Act. The Prospectus/Consent Solicitation Statement and Prospectus/Consent Solicitation Statement Supplements on file with the Commission as they may be amended at the time the Registration Statement becomes effective are hereinafter called the "Prospectus/Consent Solicitation Statement" and the "Supplements," respectively, except that, if any revised Prospectus/Consent Solicitation Statement or Supplement shall be provided to any of the Partners by the Company, any Partnership or the Sponsor in connection with the Consolidation which differs from the Prospectus/Consent Solicitation Statement or such Supplement(s) on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised Prospectus/Consent Solicitation Statement or Supplement is required to be filed by the Company pursuant to the rules and regulations of the Commission under the Securities Act (the "Securities Act Regulations"), or by the Company on behalf of any of the Partnerships under the rules and regulations of the Commission under the Exchange Act (the "Exchange Act Regulations"), then the terms "Prospectus/Consent Solicitation Statement" or "Supplement," as the case may be, shall refer to such revised Prospectus/Consent Solicitation Statement or Prospectus/Consent Solicitation Statement Supplement from and after the time it is first provided to any of the Partners of a Partnership.

         2. THE OFFER. The Company will, as soon as practicable after the Registration Statement shall have become effective under the Securities Act, commence the Offer by mailing copies of the Prospectus/Consent Solicitation Statement, the relevant Supplements, the Consent Card and other Solicitation materials to the Partners (the time of commencement of such mailing being referred to herein as the "Time of Mailing"); provided, however, that no mailing will be made unless the covenants set forth in Section 9 hereof to be satisfied at the Time of Mailing shall have been satisfied prior to or concurrently with the commencement of such mailing. The Offer shall expire at the time specified as the "Approval Date" in the Prospectus/Consent Solicitation Statement (which Approval Date shall be at least 60 days following the date that the mailing is completed), unless extended by the Company with your consent, which consent shall not be unreasonably withheld, as also provided in the Prospectus/Consent Solicitation Statement.

         The materials to be distributed to each of the Partners will consist of a letter relating to the Offer accompanied by copies of the Prospectus/Consent Solicitation Statement, the Supplement relating to the Partnership of which such Partner is an investor, a Consent Card and other soliciting materials, including a question and answer supplement, the use of which will be subject to approval by counsel to the Company and by your counsel. The documents to be distributed as aforesaid, any other documents relating to the Offer or the Consolidation


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distributed by or on behalf of the Company, the Sponsor or the Partnerships and any public announcements or advertisements relating to the Offer or the Consolidation, shall be collectively approved by the Company, counsel to the Company, the Sponsor, you and your counsel, and such materials, as such materials may be amended, modified or supplemented from time to time, are hereinafter referred to collectively as the "Offer Materials."

         3.      APPOINTMENT AND DUTIES AS A DEALER MANAGER: ENGAGEMENT LETTER.

                 (a) On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, you are hereby appointed to act as Dealer Manager in connection with the Consolidation. On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, you, as Dealer Manager, agree to perform those services in connection with the Consolidation as are customarily performed by investment banking concerns in connection with transactions of such nature, including (i) familiarizing yourself to the extent you deem appropriate with the business, operations, properties, financial condition and prospects of the Partnerships and the Company, (ii) assisting the Company in reviewing and evaluating the Consolidation, and (iii) assisting the Company in connection with any regulatory proceeding relating to the Consolidation.

   In connection with the services of the Dealer Manager hereunder it is understood that the Dealer Manager may rely, without independent verification, upon the completeness and accuracy of publicly available information and other information obtained by the Dealer Manager from other sources which it reasonably determines to be reliable, including the Sponsor and General Partner. The Dealer Manager shall not be obligated to undertake any independent appraisal of the assets of the Partnerships, or to undertake to independently verify the accuracy of information obtained from sources which it reasonably determines to be reliable.

                 (b) The obligations of the Dealer Manager hereunder shall commence as of the Time of Mailing and, except as otherwise provided herein, shall continue until the earlier of (i) the Approval Date or (ii) the close of business on ________, 1997 (the "Expiration Time"), unless extended by the agreement of the Sponsor and you to a date not later than _______, 1997.

                 (c) You shall not be liable to the General Partner, any Partnership, any Partner, the Sponsor, the Company or any other person for any act or omission on the part of any broker, commercial bank or trust company, and you shall not be liable for your own acts or omissions in performing your obligations hereunder except to the extent any loss, claim, damage, liability or expense is found in a final judgment by a court of competent jurisdiction to have resulted from your bad faith, gross negligence, recklessness or willful misconduct. You, as Dealer Manager shall be deemed to act as the agent of the others of you or any broker, commercial bank or trust company or of any of the Partnerships, the Partners, the Sponsor or the Company or any other third party.

                 (d) The Partnerships, the Sponsor and the Company hereby authorize you communicate with MacKenzie Partners, Inc., in its capacity as Information Agent (the "Information Agent"), with respect to matters relating to the Consolidation.

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                 (e) The Partnerships, the Sponsor and the Company further
authorize you to use the Offer Materials in connection with the Offer and for such period of time as any Offer Materials are required by law to be delivered in connection therewith.

         4. PROSPECTUS/CONSENT SOLICITATION STATEMENT MATERIALS. Each Partnership, as to such Partnership, the Company and the Sponsor agree to provide or cause to be provided to you for your use in connection with the Consolidation a list showing (i) the names and addresses of the brokers that assisted in the sale of the interests or units in each Partnership's public offering ("Partnership Interests") and the number of Partnership Interests of each Partnership sold through each such broker and (ii) the names and addresses of, and the numbers of Partnership Interests held by (and the name of the broker through which such Partnership Interests were purchased), the Partners as of a recent date, and to use their best efforts to obtain other information concerning such brokers and the Partners reasonably requested by you in connection with the Consolidation and to cause you to be advised daily as soon thereafter as reasonably practicable prior to the Approval Date as to any transfers of record of Partnership Interests of each Partnership. Dealer Manager, on behalf of itself and its affiliates, authorizes the Sponsor and its affiliates to supply the information described in clauses (i) and (ii) above to the Dealer Manager and the Information Agent. Each Partnership, as to the Prospectus/Consent Solicitation Statement and its own Supplement and other related solicitation materials filed with the Commission, the Company and the Sponsor agree to furnish or cause to be furnished to you at their expense as many copies as you may reasonably request of the Prospectus/Consent Solicitation Statement, the Supplements, the Consent Cards and all other Offer Materials. Each Partnership, the Sponsor and the Company authorize you to use the Offer Materials in connection with the Consolidation, and you agree that you shall not use any material in connection with any communications with brokers or Partners of any Partnership other than the Offer Materials and such other materials, if any, as such Partnership, the Company, counsel to the Company and the Sponsor may approve. You shall have no obligation to cause copies of the Offer Materials to be transmitted generally to broker-dealers or to the Partners.

         Each Partnership, the Sponsor and the Company agree that, prior to using or permitting the use of any material in connection with the Consolidation required to be filed with the Commission and prior to filing any such material with the Commission or with any other person, they shall submit copies of such material to you and you shall have reasonable opportunity to object thereto, and each Partnership, the Sponsor and the Company further agree that no such materials shall be used or filed to which you reasonably object. If any Partnership, the Sponsor or the Company uses or permits the use of any material in connection with the Consolidation or files any such material with the Commission or with any other person (i) which has not been submitted to you for your comments or (ii) which has been so submitted and with respect to which you have reasonably objected, such materials shall nevertheless be deemed Offer Materials and shall be subject to the provisions of Section 10 hereof.

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         5. FEES AND REIMBURSEMENT OF EXPENSES.

                 (a) For its services hereunder, the Partnerships, the Sponsor and the Company, jointly and severally, agree to pay Dealer Manager a dealer manager fee equal to $125,000 ("Dealer Manager Fee").

         The Partnerships, the Sponsor and the Company, jointly and severally, agree to pay all (i) expenses of preparing the Offer Materials, (ii) appraisal, financial advisory and accounting fees and related expenses incurred in connection with the Consolidation, (iii) expenses incident to the qualification or registration of the Shares under securities laws in accordance with the terms of this Agreement, including filing fees of the Commission, the National Association of Securities Dealers, Inc. and applicable state governmental agencies and the fees and expenses of counsel in connection therewith and in connection with the preparation of a Blue Sky memorandum if necessary, (iii) charges for printing of the Offer Materials, (iv) travel and entertainment expenses incurred in connection with the Consolidation as reasonably approved by a Sponsor, (v) other reasonable out-of-pocket expenses incurred by you (other than any expense that may be deemed Solicitation Expenses as described below) in connection with your services pursuant to this Agreement or and (vi) other expenses incurred or authorized by any Partnership, the Sponsor, or the Company, in connection with the Consolidation (collectively, with the Dealer Manager Fees, the "Transaction Expenses").

         Notwithstanding the foregoing, (i) in the event the Consolidation is consummated, but the merger of a Partnership is not approved by the requisite vote of the Partners of such Partnership, then the Sponsor shall solely bear and be responsible for all Transaction Expenses payable with respect to that portion of the Transaction Expenses attributable to such Partnership on the basis of its respective Exchange Value, and (ii) in the event the Consolidation is not consummated with respect to any of the Partnerships, then the Sponsor shall solely bear and be responsible for a percentage of the Transaction Expenses allocable to each Nonparticipating Partnership (on the basis of its respective Exchange Value) equal to the percentage of votes to reject the Consolidation of each such Partnership and each Nonparticipating Partnership shall solely bear and be responsible for a percentage of the Transaction Expenses allocable to such Partnership (on the basis of its respective Exchange Value) equal to the percentage of votes to accept the Consolidation of such Partnership.

                 (b) The Partnerships, the Sponsor and the Company, jointly and severally, agree to pay all (i) expenses of mailing the Offer Materials, (ii) fees and expenses of the Information Agent in connection with the Consolidation and (iii) any direct marketing expenses such as telephone calls, broker-dealer fact sheets, legal and other expenses related to the solicitation as well as reimbursements of costs incurred by brokers and banks in forwarding the Offer Materials to Partners (collectively, "Solicitation Expenses").

         Notwithstanding the foregoing, (i) if the Consolidation is consummated with 100% Partnership Participation, all Solicitation Expenses will be payable by the Company and (ii) in the event the Consolidation is not consummated with respect to a Partnership, then the Sponsor shall solely bear and be responsible for the Solicitation Expenses for such Partnership.

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                 (c) The Partnerships, the Sponsor and the Company, jointly and severally, also agree to reimburse you promptly for your reasonable out-of-pocket expenses incurred in connection with any litigation (subject to Sections 10 and 19 hereof, other than litigation commenced by any Partnership, the Sponsor or the Company against you), administrative proceeding, investigation, inquiry, hearing or other formal or informal proceeding to which you may be called upon to give evidence, produce documents or take any other action arising out of your acting as Dealer Manager or otherwise.

         Payment to you in reimbursement of your expenses (including Solicitation Expenses and Transaction Expenses (other than the Dealer Manager
Fees) shall be made promptly upon your request submitted from time to time. If so requested, you will provide a monthly status report of your expenses including the fees and disbursements of your legal counsel. If this Agreement shall have been terminated pursuant to Sections 3(b), 12 or 17, the reimbursement for expenses (including Solicitation Expenses and Transaction Expenses (other than the Dealer Manager Fees)) incurred by you through the date of such withdrawal or termination shall be paid to you as soon as practicable after the date of such withdrawal or termination. Payment of the Dealer Manager Fees shall be made on the Closing Date (as defined in Section 7 hereof).

         The obligation of the Company, the Partnerships and the Sponsor, as the case may be, to reimburse your expenses (including Transaction Expenses (other than the Dealer Manager Fees) shall survive the expiration or termination of this Agreement and any cancellation or abandonment of the Consolidation prior to consummation of the Consolidation. Reimbursement of your expenses (including Transaction Expenses) shall be due and payable at your option in immediately available funds or by certified or official bank check.

         6. STATUS OF SOLICITATION. The Partnerships, the Company or the Sponsor shall advise you daily as to the number of Partnership Interests with respect to which Consents have been submitted pursuant to the Prospectus/Consent Solicitation Statement and, upon request, the names and addresses of the registered owners thereof.

         7. REPRESENTATIONS AND WARRANTIES CONCERNING THE PARTNERSHIPS. Each Partnership (as to itself), the General Partner, the Sponsor and the Company hereby jointly and severally represents and warrants to you, as of the date hereof and as of the effective date of the Merger (such latter date being hereinafter referred to as the "Closing Date"), and agrees with you that, with respect to each such Partnership:

                 (a) Such Partnership has been duly formed and is validly existing in good standing as a limited partnership in good standing under the laws of the Sate of California with full partnership owner and authority to own, lease and operate its properties and to conduct its business as described in its partnership agreement and the Prospectus/Consent Solicitation Statement. The certificate of limited partnership of such Partnership as filed with the Secretary of State of the State of California includes the information required to be set forth therein by the California Revised Limited Partnership Act (the "Act"), and all of the statements contained in such certificate of limited partnership are true and correct in all material respects. Such Partnership is and as of the Closing Date will be duly qualified or registered as a foreign limited

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partnership or otherwise qualified as a limited partnership in each jurisdiction in which such qualification or registration is required or necessary, whether by reason of the ownership or leasing of its property or the conduct of its business, except where the failure to so qualify or register would not subject it to any material liability or disability and would not subject any of its Partners to any material liability or disability.

                 (b) Such Partnership has duly taken all necessary partnership action to authorize the Consolidation (other than the required approval of its Partners as described in the Prospectus/Consent Solicitation Statement and Supplement relating to such Partnership), and the execution, delivery and performance of this Agreement, and the Merger Agreement, and such Partnership has duly taken or will duly take all necessary partnership action to authorize the Offer Materials and any amendments thereto. Each of this Agreement, and the Merger Agreement has been duly executed and delivered by, and is a valid and binding agreement of, such Partnership, enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights and except as may be limited by judicial discretion in applying principles of equity (regardless of whether such agreements are considered in a proceeding in equity or law).

                 (c) The Consolidation, and the execution, delivery and performance of this Agreement and the Merger Agreement, do not and will not violate any law, regulation, order, award, judgment, determination, writ, injunction or decree applicable to such partnership or its property or assets, except for such violations that would not, either singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise) or on the operations, earnings, business affairs or business prospects of such Partnership.

                 (d) The Consolidation, subject to the receipt of Partnership approval as described in the Prospectus/Consent Solicitation Statement and the Supplement relating to such Partnership, and the execution, delivery and performance of this Agreement and the Merger Agreement, do not and will not (i) conflict with or violate the partnership agreement or certificate of limited partnership of such Partnership or (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default (with or without due notice and/or lapse of time) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Partnership pursuant to, any indenture, loan agreement or other agreement, instrument or contract affecting such Partnership or any of its property or assets or to which such Partnership is a party or by which such Partnership or any of its property or assets is bound, except for such conflicts, violations, defaults, liens, charges or encumbrances that would not, either singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise) or on the operations, earnings, business affairs or business prospects of such Partnership.

                 (e) On behalf of the Partnerships, the Company has filed the Prospectus/Consent Solicitation Statement and Supplement relating to such Partnership with the Commission in definitive form, including any schedules and exhibits required to be filed in connection therewith, and has filed or will promptly file as required any and all necessary amendments thereto. A correct and complete copy of such Prospectus/Consent Solicitation Statement,

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Supplement and any amendments thereto has been or will be furnished to you promptly upon the filing thereof.

                 (f) The Prospectus/Consent Solicitation Statement (and all documents incorporated therein by reference), the Supplement for such Partnership and the other Offer Materials for such Partnership filed with the Commission or distributed to Partners of such Partnership including any schedules and exhibits required to be filed in connection therewith, comply and will comply, at the dates of such filing and distribution (unless the Offer Materials include a Prospectus/Consent Solicitation Statement or Supplement which has been provided to the Partners of a Partnership by the Company, any of the Partnerships or the Sponsor in connection with the Consolidation which differs from the Prospectus/Consent Solicitation Statement or Supplement on file at the Commission at the time the Registration Statement becomes effective, in which case such date with respect to such Prospectus/Consent Solicitation Statement or Supplement shall be the date it is first provided to such Partners) and at the Closing Date, with the provisions of the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations; and, when the Registration Statement or any amendment thereto becomes effective, none of the Registration Statement (including, without limitation, the Prospectus/Consent Solicitation Statement and the Supplement relating to such Partnership), the documents incorporated by reference and all amendments thereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statement made therein, in light of the circumstances under which they were made, not misleading; and none of the Offer Materials contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The properties, operations, business and indebtedness, if any, of the Partnerships conform in all material respects to the descriptions thereof in the Prospectus/Consent Solicitation Statement and the Supplement relating to such Partnership.

                 (g) The accountants who certified the financial statements of such Partnership and supporting schedules included in the Registration Statement, the Prospectus/Consent Solicitation Statement and the Supplement relating to such partnership are independent public accountants as required by the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations.

                 (h) The financial statements of such Partnership included in the Registration Statement, the Prospectus/Consent Solicitation Statement and the Supplement relating to such Partnership present fairly the financial position of such Partnership as at the dates indicated and the results of its operations for the periods specified, and, except as otherwise stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; the supporting schedules included in the Registration Statement, the Prospectus/Consent Solicitation Statement and the Supplement relating to such Partnership present fairly the information required go be stated therein; the selected financial data included or incorporated by reference in the Registration Statement, the Prospectus/Consent Solicitation Statement and the Supplement present fairly the information shown therein and have

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been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement, the Prospectus/Consent Solicitation Statement and the Supplement; the pro forma financial information included in the Registration Statement, the Prospectus/Consent Solicitation Statement and the Supplement presents fairly the information shown therein and has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, has been properly compiled on the pro forma basis described therein, and, in the opinion of such Partnership, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                 (i) Since the respective dates as of which information is given in the Registration Statement, the Prospectus/Consent Solicitation Statement and the Supplement relating to such Partnership, except as otherwise stated therein or contemplated thereby, (i) there has been no material adverse change in the condition, financial or otherwise, or in the operations, earnings, business affairs or business prospects of such Partnership, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by such Partnership which are material with respect to such Partnership, (iii) there has been no change in the Partnership Interests, and (iv) there has been no distribution of any kind declared, paid or made by such Partnership on any of its Partnership Interests or otherwise to any of its Partners, other than the quarterly distributions in the ordinary course of business of such Partnership.

                 (j) The Consolidation, and the execution, delivery and performance of this Agreement and the Merger Agreement by such Partnership, comply and will comply with all applicable laws and regulations, and no consent, license, authorization, approval of, or filing with, any governmental authority or agency or any third party by or with respect to such partnership is required in connection with the consummation by such Partnership of the Consolidation, other than (i) any consent, approval or filing as may be required under state securities laws, (ii) filings evidencing the consummation of the Merger, (iii) clearance of the consolidation with the National Association of Securities Dealers, Inc., and (iv) as described in the Prospectus/Consent Solicitation Statement and Supplement for such Partnership.

                 (k) Such Partnership is not an "investment company," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and is not subject to regulation under the 1940 Act.

                 (l) Such Partnership is not currently in violation, and at the Closing Date will not be in violation, of its partnership agreement or certificate of limited partnership or in default in the performance or observance of nay obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such partnership is a party or by which it may be bound, or to which any of the property or assets of such Partnership is subject, except for any such defaults which would not, either singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise) or on the operations, earnings, business affairs or business prospects of such Partnership.

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                 (m) Except as otherwise disclosed in the Prospectus/Consent
Solicitation Statement or the Supplement relating to such Partnership: (i) such Partnership has good and marketable title to all assets (or a valid first lien as to mortgaged properties) described in the Prospectus/Consent Solicitation Statement or such Supplement as being owned (or mortgaged) by such Partnership or as reflected in the most recent balance sheet of such Partnership contained in the Prospectus/Consent Solicitation Statement or such Supplement; (ii) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets of such Partnership which are required to be disclosed in the Prospectus/Consent Solicitation Statement or such Supplement are disclosed therein; (iii) the equipment leases, if any, relating to each of such properties are in full force and effect and will be transferred to the Company by the Partnership by operation of the Merger.

                 (n) Such Partnership is currently in compliance, and at the Closing Date will be in compliance, with all applicable laws and regulations, except for any laws or regulations the violation of which would not, either singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise) or on the operations, earnings, business affairs or business prospects of such Partnership.

                 (o) To the knowledge of such Partnership and the Sponsor, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or threatened against or affecting such Partnership or any of its properties, which is required to be disclosed in the Prospectus/Consent Solicitation Statement or Supplement relating to such Partnership (other than as disclosed therein), or which might, either singly or in the aggregate, result in any material adverse change in the condition (financial or otherwise) or in the operations, earnings, business affairs or business prospects of such Partnership, or which might, either singly or in the aggregate, materially and adversely affect the property or assets of such Partnership or which might, either singly or in the aggregate, materially and adversely affect the Consolidation; all pending legal or governmental proceedings to which such Partnership is a party or of which any of its property or assets is the subject which are not described in the Prospectus/Consent Solicitation Statement or Supplement relating to such Partnership, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of such Partnership required to be described in the Prospectus/Consent Solicitation Statement or Supplement relating to such Partnership that are not described as so required.

                 (p) Such Partnership possesses such certificates, licenses, authorities or permits issued by the appropriate state or federal regulatory agencies or bodies necessary to conduct the business now operated by it, and such Partnership has not received any notice of proceedings relating to the revocation or modification of any such certificate, license, authority or permit which would, either singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, materially and adversely affect the condition (financial or otherwise) or the operations, earnings, business affairs or business prospects of such Partnership.
                                     10

                 (q) In connection with the Consolidation, such Partnership has complied and will comply in all material respects with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations.

                 (r) No restraining order has been issued or proceedings, litigation or investigation initiated or, to the best knowledge of such Partnership, threatened, with respect to the Consolidation or the execution, delivery and performance of this Agreement or the Merger Agreement by or before the Commission, or any other regulatory, administrative, governmental or public body or authority or any court other than as described in the Prospectus/Consent Solicitation Statement and other than the receipt by the Sponsor of requests for investor lists from several parties.

                 (s) Such Partnership has filed all tax returns to be filed and has paid all taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any tax returns which such Partnership is contesting in good faith or which are not material to such Partnership and there is no tax deficiency that has been, or to the knowledge of such Partnership might be, asserted against such Partnership or any of its properties or assets that would or could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise) or results of operations of the Company.

                 (t) Any certificate signed by or on behalf of any such Partnership, the General Partner or the Sponsor and delivered to you or your counsel shall be deemed a representation and warranty by such Partnership, the General Partner or such Sponsor, respectively, to you as to the matters covered thereby.

          8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SPONSOR. The Company and the Sponsor hereby jointly and severally represent and warrant to you, as of the date hereof (except as set forth below) and as of the Closing Date, and agrees with you that:

                 (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and, immediately after the effective time of the Consolidation, will have corporate power and authority to own, lease and operate the properties currently owned, leased and operated by the Participating Partnerships and to conduct the business currently conducted by the Participating Partnerships as described in the Prospectus/Consent Solicitation Statement and the Supplements. As of the Closing Date, the Company will be duly qualified as a foreign corporation to transact business and will be in good standing in each jurisdiction in which such qualification will be required after the effective date of the Consolidation, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise) or on the operations, earnings, business affairs or business prospects of the Company. The Company does not and will not as of the Closing Date have any subsidiaries or hold any capital stock or ownership interest in any other entity.

                 (b) The Company has duly taken all necessary corporate action to authorize the Consolidation, the issuance of the Shares, and the execution, delivery and performance of each of this Agreement and the Merger Agreement, and it has duly taken or will duly take prior to the

Closing Date all necessary corporate action to authorize the Offer Materials and all amendments thereto. Each of this Agreement and the Merger Agreement has been duly executed and delivered by, and is a valid and binding agreement of, the Company enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights and except as may be limited by judicial discretion in applying principles of equity (regardless of whether such agreements are considered in a proceeding in equity or at law).

                 (c) The Company has authorized outstanding capital stock as set forth on the balance sheet of the Company included in the Prospectus/Consent Solicitation Statement; the Shares have been duly authorized for issuance pursuant to the Merger Agreement and the Prospectus/Consent Solicitation Statement; the Shares, when issued by the Company pursuant to the Prospectus/Consent Solicitation Statement and the Merger Agreement, will be, and all outstanding shares of capital stock of the Company are, validly issued, fully paid and nonassessable securities of the Company; the Shares conform to all statements relating thereto contained in the Registration Statement and Prospectus/Consent Solicitation Statement and such statements conform to the rights set forth in the instruments defining the same; and the issuance of the Shares is not subject to any preemptive or other similar rights.

                 (d) The Consolidation, and the execution, delivery and performance of this Agreement and the Merger Agreement, and the issuance of the Shares, do not and will not violate any law, regulation, order, award, judgment, determination, writ, injunction or decree applicable to the Company or any of its subsidiaries or any of their respective properties or assets, except for such violations that would not, either singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise) or on the operations, earnings, business affairs or business prospects of the Company.

                 (e) The Consolidation, and the execution, delivery and performance of the Operative Agreements, and the issuance of the Shares, do not and will not (i) conflict with or violate the certificate of incorporation or by-laws of the Company or (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default (with or without due notice and/or lapse of time) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, loan agreement or other agreement, instrument or contract affecting the Company or to which the Company is a party or by which it or any of its properties is bound, except for such conflicts, violations, defaults, liens, charges or encumbrances that would not, either singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise) or on the operations, earnings, business affairs or business prospects of the Company.

                 (f) The Company has filed the Registration Statement with the Commission, and has filed or will promptly file, as required, any and all necessary amendments or supplements thereto. An accurate and complete copy of the Registration Statement and any amendments thereto (including the documents filed therewith as exhibits thereto) have been or will be furnished to you promptly upon the filing thereof.

                 (g) The Registration Statement (and all documents incorporated therein by reference) filed with the Commission and the Offer Materials filed with the Commission or distributed to the Partners, comply and will comply at the dates of such filing and distribution (unless the Registration Statement includes a Prospectus/Consent Solicitation Statement or Supplement which has been provided to the any of the Partners of a Partnership by the Company, any of the Partnerships, or the Sponsor in connection with the Consolidation which differs from the Prospectus/Consent Solicitation Statement or Supplement on file at the Commission at the time the Registration Statement becomes effective, in which case such date with respect to such Prospectus/Consent Solicitation Statement or Supplement shall be the date it is first provided to any such Partners) and at the Closing Date, with the provisions of the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations; when the Registration Statement or any amendment thereto becomes effective, none of the Registration Statement (including, without limitation, the Prospectus/Consent Solicitation Statement and Supplements), the documents incorporated therein by reference and all amendments thereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; and none of the Offer Materials contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                 (h) The accountants who certified the financial statements of the Company and supporting schedules included in the Registration Statement and the Prospectus/Consent Solicitation Statement are independent public accountants as required by the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations.

                 (i) The financial statements of the Company included in the Registration Statement, the Prospectus/Consent Solicitation Statement and the Supplements present fairly the financial position of the Company as at the date indicated, and, except as otherwise stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; the supporting schedules included in the Registration Statement, the Prospectus/Consent Solicitation Statement and the Supplements present fairly the information required to be stated therein; the selected financial data included or incorporated by reference in the Registration Statement, the Prospectus/Consent Solicitation Statement and the Supplements present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement, the Prospectus/Consent Solicitation Statement and the Supplements; the pro forma financial information included in the Registration Statement, the Prospectus/Consent Solicitation Statement and the Supplements presents fairly the information shown therein and has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, has been properly compiled on the pro forma bases described therein, and, in the opinion of the Company and the Sponsor, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                 (j) Since the respective dates as of which information is given in the Registration Statement, the Prospectus/Consent Solicitation Statement and the Supplements, except as otherwise stated therein or contemplated thereby, (i) there has bean no material adverse change in the condition (financial or otherwise) or in the operations, earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company which are material with respect to the Company, and (iii) there has been no change in the capital stock, (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                 (k) There are no contracts or documents of the Company or any of its subsidiaries or any of the Partnerships which are required to be filed as exhibits to the Registration Statement which have not been so filed.

                 (l) The Consolidation, the issuance of the Shares, and the execution, delivery and performance of the Operative Agreements by the Company, fully comply and will fully comply with all applicable laws and no consent, license, authorization or approval of, filing with, any governmental authority or agency or third party by or with respect to the Company is required in connection with the consummation by the Company of the Consolidation, other than (i) any consent, approval or filing as may be required under state securities laws, (ii) filings evidencing the consummation of the Consolidation,
(iii) clearance of the Consolidation with the National Association of Securities Dealers, Inc., and (iv) as described in the Prospectus/Consent Solicitation Statement and the Supplements for each Partnership.

                 (m) Upon consummation of the Consolidation, the Company will not be an "investment company," as that term is defined in the 1940 Act, and will not be subject to regulation under the 1940 Act.

                 (n) The Company is not currently in violation, or at the Closing Date will be in violation, of its certificate of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it may be bound, or to which any of its property or assets is subject, except for any such defaults which would not, either singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise) or on the operations, earnings, business affairs or business prospects of the Company.

                 (o) Upon consummation of the Merger of the Participating Partnerships with and into the Company all property belonging to the Partnerships will be the property of the Company, in each case subject to the debts, liabilities, obligations and duties of the Participating Partnerships.

                 (p) To the Company's and the Sponsor's knowledge, there is no action, suit or proceeding before or by any court or governmental agency or body, or foreign, now pending or threatened against or affecting the Company or any of its properties, which is required to be disclosed in the Prospectus/Consent Solicitation Statement and the Supplements/Consent

Solicitation Statement or any Supplement (other than as disclosed therein), or which might, either singly or in the aggregate, result in any material adverse change in the condition (financial or otherwise) or in the operations, earnings, business affairs or business prospects of the Company, or which might, either singly or in the aggregate, materially and adversely affect the properties or assets thereof or which might, either singly or in the aggregate, materially and adversely affect the Consolidation or the issuance of the Shares; all pending legal or governmental proceedings to which the Company is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus/Consent Solicitation Statement or a Supplement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company required to be described in the Prospectus/Consent Solicitation Statement and the Supplements that are not described as so required.

                 (q) The Company does, and immediately after giving effect to the Consolidation will, possess such certificates, licenses, authorities or permits issued by the appropriate state or federal regulatory agencies or bodies necessary to conduct the business now operated by the Participating Partnerships, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition (financial or otherwise) or the operations, earnings, business affairs or business prospects of the Company.

                 (r) In connection with the Consolidation, the Company has complied and will comply in all material respects with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations.

                 (s) No restraining order has been issued or proceedings, litigation or investigation initiated or, to the Company's and the Sponsor's best knowledge, threatened, with respect to the Consolidation, the issuance of the Shares, or the execution, delivery and performance of the Operative Agreements by or before the Commission, or any other regulatory, administrative, governmental or public body or authority or any court other than as described in the Prospectus/Consent Solicitation Statement and other than the receipt by the Sponsor of requests for investor lists from several parties.

                 (t) The Company has filed all tax returns to be filed and has paid all taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any tax returns which the Company is contesting in good faith or which are not material to the Company and there is no tax deficiency that has been, or to the knowledge of the Company might be, asserted against the Company or any of its properties or assets that would or could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise) or results of operations of the Company.

                 (u) All offers and sales of the Company's capital stock prior to the date hereof were at the relevant times exempt from the registration requirements of the Securities Act and were duly registered with, or the subject of an available exemption from, the registration requirements of the applicable state securities laws.

                 (v) Except as disclosed in the Prospectus/Consent Solicitation Statement, no transaction has occurred between or among the Company, on the one hand, and any of its officers or directors or any affiliate or affiliates of any such officer or director, on the other hand, that is required to be disclosed, including, but not limited to, any outstanding loans, advances or guaranties of indebtedness by the Company to or for the benefit of any affiliates of the Company, or any of the officers or directors of the Company, or any family member of any of them.

                 (w) The Company has not, directly or indirectly, at any time
(A) made any contributions to any candidate for foreign political office, or if made, failed to disclose fully any such contribution made in violation of law, or (B) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

                 (x) The Company does no business with the government of Cuba or with any person or entity located in Cuba.

                 (y) Any certificate signed by any officer of the Company or the Sponsor and delivered to you or your counsel shall be deemed a representation and warranty by the Company or the Sponsor, respectively, to you as to the matters covered thereby.

         9. COVENANTS OF THE PARTNERSHIPS, THE SPONSOR AND THE COMPANY.

                 (a) The Company, the Partnerships and the Sponsor shall notify you immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment or supplement to the Registration Statement, the Prospectus/Consent Solicitation Statement, any Supplement or any other Offer Materials or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the suspension of the qualification of the Shares in any jurisdiction or the initiation of any proceedings for any such purpose. The Company will make every reasonable effort to prevent the issuance of any stop order or suspension and, if any stop order or suspension is issued, to obtain the lifting thereof at the earliest possible moment. The Partnerships, the Sponsor and the Company shall notify you immediately, and confirm the notice in writing, of any events described in clauses (ii) and (iii) above pertaining to the Prospectus/Consent Solicitation Statement, any Supplement or other Offer Materials.

                 (b) The Company shall deliver to you, without charge, one manually signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith), as well as copies of the Prospectus/Consent Solicitation Statement and

Supplements in such quantities as you shall have reasonably requested or may hereafter reasonably request.

                 (c) The Company shall use its best efforts to qualify the issuance of Shares in connection with the Consolidation in each state jurisdiction in which such qualification is required and to file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect through the effective date of the Consolidation.

                 (d) The Company shall use its best efforts to effect the listing of the Shares on the American Stock Exchange and you shall cooperate in all respects to effect such listing.

                 (e) The Partnerships, the Sponsor and the Company shall advise you promptly of the occurrence of any event which may or could cause any Partnership, the Sponsor or the Company to amend or terminate the Consolidation or the Merger Agreement and also advise you promptly of any proposal or requirement to amend or supplement the Prospectus/Consent Solicitation Statement, any Supplement, any Offer Materials or any other filing required by the Securities Act, the Exchange Act, the Securities Act Regulations or the Exchange Act Regulations and no such document shall be filed without your prior approval.

         10. INDEMNIFICATION AND CONTRIBUTION. The Partnerships, the Sponsor and the Company jointly and severally agree, whether or not the Consolidation is consummated or any Consents are submitted pursuant to the Prospectus/Consent Solicitation Statement, to indemnify and hold harmless you (including any affiliated companies) and any officer, director, employee or agent of you or such affiliated companies and any person who controls you (including any affiliated companies) within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act (you and each such person to be so indemnified being herein referred to as an "Indemnified Person"), from and against any and all losses, claims, damages, expenses and liabilities whatsoever, whether joint or several (including any investigation, legal or other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which such Indemnified Person may become subject, under the Securities Act, the Securities Act Regulations, the Exchange Act, the Exchange Act Regulations or any other applicable federal or state law or otherwise, related to or arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto, or the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements made therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus/Consent Solicitation Statement or any amendment thereto, any Supplement of any amendment thereto, any other Offer Materials or any other material used or authorized for use by any of the Partnerships, the General Partner, the Sponsor or the Company in connection with the Consolidation, or the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, (iii) any withdrawal by any Partnership, the General Partner, the Sponsor or the Company from, or failure by any Partnership, the General Partner, the Sponsor or the Company to consummate, the Consolidation, or (iv) any breach by any Partnership, the General Partner, the Sponsor or the Company of any representation or warranty contained herein or failure to comply with any of the agreements referred to herein or this Agreement. None of the Partnerships, the General Partner, the Sponsor or the Company shall, however, be liable for such loss, claim, damage, expense or liability under this Section 10 to the extent that such loss, claim, damage, expense or liability is found in a final judgment by a court of competent jurisdiction or in a final settlement among you and the Company, the General Partner, the Sponsors and the Partnerships to have resulted from your bad faith, gross negligence, recklessness or willful misconduct.

         The Partnerships, the Sponsor and the Company jointly and severally agree to reimburse each Indemnified Person for all expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Person is a party and whether or not such claim, action or proceeding is initiated or brought by any of the Partnerships, the General Partner, the Sponsor or the Company.

         Promptly after receipt by an Indemnified Person of written notice of any claim or commencement of any action as to which such Indemnified Person may seek indemnification hereunder, such Indemnified Person shall notify the Partnerships, the General Partner, the Sponsor and the Company in writing of such claim or of the commencement of such action; but the omission so to notify the Partnerships, the General Partner, the Sponsor, or the Company shall not relieve the Partnerships, the Sponsor or the Company from any liability which they may have to such Indemnified Person under this Section 10 or otherwise. In the event that any such action shall be brought against any Indemnified Person, and such Indemnified Person shall notify the Partnerships, the General Partner, the Sponsor and the Company of the commencement thereof, the Partnerships, the General Partner, the Sponsor or the Company shall assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person, and shall pay the fees and expenses of such counsel; provided, however, that if there exists or will exist a conflict of interest which would make it inappropriate in the reasonable judgment of the Indemnified Person for the same counsel to represent both the Indemnified Person, on the one hand, and any of the Partnerships, the General Partner, the Sponsor or the Company or any of their affiliates or associates, on the other hand, or if such Indemnified Person reasonably determines that the assumption of the defense of such claim or action by the Company, the General Partner, the Sponsor, any Partnership or any other affiliates or associates does not adequately represent such Indemnified Person's interests, the Indemnified Person shall be entitled to retain its own counsel at the joint and several expense of the Partnerships, the General Partner, the Sponsor and the Company. Notwithstanding the previous sentence, in no event shall the Company, the General Partner, the Sponsor and the Partnerships be liable for the fees and expenses of more than one counsel (in addition to local counsel) for all Indemnified Persons in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. In any action or proceeding the defense of which is assumed by the Company, the General Partner, the Sponsor or the Partnerships, the Indemnified Persons will have the right to participate in such litigation and to retain its own counsel at its own expense.

         If the indemnification of an Indemnified Person provided for in this Agreement is for any reason held unenforceable or is insufficient, the Partnerships, the Sponsor and the Company, jointly and severally, agree to contribute to the claims, losses, expenses, damages or liabilities for which such indemnification is held unavailable (i) in such proportion as is appropriate to reflect the relative benefits to the Partnerships, the General Partner, the Sponsor and the Company, on the one hand, and you, on the other hand, in connection with the matter giving rise to such claims, losses, expenses, damages and liabilities or (ii) if (but only if) the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Partnerships, the General Partner, the Sponsor and the Company, on the one hand, and you, on the other hand, as well as any other relevant equitable considerations. It is hereby agreed that, for purposes of this paragraph, the relative benefits of the Partnerships, the General Partner, the Sponsor and the Company, on the one hand, and you, on the other hand, with respect to the Consolidation shall be deemed to be in the same proportion as (x) the maximum total exchange value of the Consolidation (whether or not the Consolidation is consummated) bears to
(y) the fees paid to you with respect to the Consolidation. Notwithstanding the foregoing, in any event your aggregate contribution to all claims, losses, expenses, damages and liabilities shall not exceed the amount of fees actually received by you with respect to the Consolidation. The foregoing indemnity and contribution agreements shall be in addition to any liability which the Partnerships, the General Partner, the Sponsor or the Company might otherwise have to an Indemnified Person and shall survive the expiration or termination of the Consolidation or the termination of this Agreement.

         A withdrawal by you as Dealer Manager as permitted hereunder, the termination or expiration of the Consolidation or the termination of this Agreement by you, any of the Partnerships, the General Partner, the Sponsor or the Company shall not in any way affect the rights of any Indemnified Person hereunder.

         The Partnerships, the General Partner, the Sponsor and the Company agree to promptly notify you of the assertion of any claim or the commencement of any claim or proceeding relating to the Consolidation or the matters subject to this Section 10, against any of them, any of their respective officers, directors or employees or any person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

         11. NOTICES. Any communication or notice provided for hereunder shall be in writing and mailed, telegraphed or delivered to the applicable party at the addresses indicated below:

         If to the Partnerships, the General Partner or the Sponsor:

                 JetFleet Management Corp.
                 1440 Chapin Avenue, Suite 310
                 Burlingame, California 94010

         If to the Company:

                 AeroCentury Corp.
                 1440 Chapin Avenue, Suite 310
                 Burlingame, California 94010

         If to Dealer Manager:

                 Hoefer & Arnett Incorporated
                 350 Sacramento Street, 10th Floor
                 San Francisco, CA 94111

or, as to each party, at such other address as shall be designated by such party in a written notice complying as to delivery with the terms of this paragraph.

         12. CONDITIONS TO OBLIGATIONS OF DEALER MANAGER. Your obligation to act as Dealer Manager hereunder shall be subject at all times to the conditions that (i) all representations, warranties and other statements contained herein by any of the Partnerships, the General Partner, the Sponsor or the Company are now, and at all times during the period of the Consolidation shall be, true and correct in all material respects, (ii) the Partnerships, the General Partner, the Sponsor and the Company at all times during the period of the Consolidation shall have performed in a timely manner all of their respective obligations hereunder, (iii) the Registration Statement shall have become effective not later than the date a Prospectus/Consent Solicitation Statement is first used in connection with the Consolidation, and (iv) no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus/Consent Solicitation Statement or any Supplement or order under the proxy rules of the Commission pursuant to the Exchange Act with respect to the transactions contemplated in the Registration Statement or Merger Agreement shall have been issued and no proceedings for any such purpose shall have been initiated or threatened by the Commission. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Dealer Manager by notice to the Partnerships, the Sponsor and the Company at any time, and such termination shall be without liability of any party to any other party except as provided in Section 17 hereof.

         13. PARTIES IN INTEREST. This Agreement has been and is made for your benefit, for the benefit of the other Indemnified Persons, for the benefit of the Partnerships, the Sponsor and the Company and for the benefit of your and their respective successors, assigns, executors and administrators, and no other person shall acquire or have any right under or by virtue of this Agreement.

         14. COUNTERPARTS: SEVERABILITY. This Agreement may be executed in any number of counterparts, and by the different parties hereto in separate counterparts, each of which when so executed shall be an original, but all of the counterparts shall together constitute one and the same agreement. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability with rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

         15. MISCELLANEOUS. Subheadings are provided solely for convenience, and are not intended to be part of this Agreement.

         16. ENTIRE AGREEMENT: AMENDMENT. This Agreement supersedes all prior negotiations and understandings of the parties hereto with respect to the Consolidation and constitute the entire understanding of the parties hereto with respect to the Consolidation. This Agreement may not be amended, terminated or modified except in writing.

         17. TERMINATION.

                 (a) The obligations of Dealer Manager, any Partnership, the General Partner, the Sponsor and the Company under this Agreement, except as provided below in clause (b), may be terminated by Dealer Manager, on the one hand, or by any Partnership (as to itself only), the General Partner, the Sponsor (as to itself only) and the Company, on the other hand, for any reason upon ten days prior written notice to that effect to the other parties. The termination of this Agreement by the Dealer Manager will not affect the obligations of the Partnerships, the Company, the General Partner, or the Sponsor hereunder.

                 (b) The Partnerships, the General Partner, the Sponsor and the Company understand and agree that the provisions of Sections 5, 10, 12 and 18 will survive any termination of the obligations of any of the parties either pursuant to this Section 17 or pursuant to Sections 3(b) or 12 of this Agreement.

         18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California (not including choice-of-laws rules thereof) applicable to agreements made and to be performed in said State.

         19. ATTORNEYS' FEES. If any party to this Agreement brings any action to enforce its rights under this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including without limitation, reasonable attorneys' fees and disbursements, incurred in connection with such action, including any appeal of such action.

         20. OBLIGATIONS OF PARTNERSHIPS. The Dealer Manager acknowledges that, as among themselves, the Partnerships intend to allocate their obligations under this Agreement, including, without limitation, the payment of fees and expenses, indemnification and contribution, in accordance with the exchange ratios offered to the Partners in connection with the Consolidation, whether or not the Consolidation is consummated. Such allocation, however, shall not affect the joint and several nature of the obligations of the Partnerships, the General Partner, the Sponsor and the Company under this Agreement and shall comply with all applicable laws, rules, regulations and orders; provided, however, that any Partnership that is a Nonparticipating Partnership shall be deemed not to be subject to Section 10 hereof.

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

         Kindly indicate your willingness to act as Dealer Manager and your acceptance of the foregoing provisions by signing in the space provided below for that purpose and returning to us a copy of this agreement so signed, whereupon this agreement and your acceptance shall constitute a binding agreement among us.

Very truly yours,


AEROCENTURY CORP.                        JETFLEET MANAGEMENT CORP.,
a Delaware corporation                   a California corporation


By                                       By
  ------------------------------           ------------------------------
    Neal D. Crispin, President              Neal D. Crispin, President


JETFLEET AIRCRAFT, L. P.,                JETFLEET AIRCRAFT II, L. P.,
a California Limited Partnership         a California Limited Partnership


By:   CMA CAPITAL GROUP, INC.,           By:   CMA CAPITAL GROUP, INC.,
      General Partner                          General Partner


        By                                       By
        ------------------------------             ----------------------------
          Neal D. Crispin, President               Neal D. Crispin, President

CMA CAPITAL GROUP, INC.,

By
  ------------------------------
   Neal D. Crispin, President

ACCEPTED:

HOEFER & ARNETT INCORPORATED

By
  ------------------------------
   Murray G. Bodine, [CORPORATE TITLE]





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

                                  SCHEDULE I

                                  PARTNERSHIPS
                                  ------------

JetFleet Aircraft, L.P.

JetFleet Aircraft II, L.P.


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